Exhibit 10.1

MODIFICATION TO
12% SENIOR SECURED ORIGINAL ISSUE DISCOUNT CONVERTIBLE DEBENTURE

                This MODIFICATION TO 12% SENIOR SECURED ORIGINAL ISSUE DISCOUNT CONVERTIBLE DEBENTURE (“Modification”) is dated as of this 10th day of November, 2017, which Modification changes that certain Senior Secured Original Issue Discount Convertible Debenture (this “Debenture”) of AzurRx BioPharma, Inc., a Delaware corporation, (the “Company”), dated as of April 11, 2017, issued to Lincoln Park Capital Fund, LLC (“Holder”), pursuant to that certain Securities Purchase Agreement, dated April 11, 2017, by and between the Company and Holder (the “Purchase Agreement”). Unless otherwise defined herein, defined terms set forth in this Modification shall have the meanings set forth in the Debenture.

For good and valuable consideration, the receipt and suffiency of which is hereby acknowledged, the Company and Holder agree as follows:

1. Maturity Date. For and in consideration for the issuance to Holder of 30,000 shares of the Company’s common stock, $0.001 par value (“Shares”), which Shares shall be issued to Holder on or before five (5) days from the date hereof:

2.1 The definition of the Maturity Date as set forth in the Debenture shall be November 29, 2017; and

2.2 Section 6 of the Debenture shall be replaced in its entirety as follows:

Section 6.                      Acceleration and Extension of Maturity Date. The Maturity Date shall be November 29, 2017, unless extended, at the election of the Company to July 11, 2018, by written notice to the Holder on or before November 27, 2017 (the “Extension Notice Date”), together with the deliverables set forth in Section 2.2(b) of the Purchase Agreement and so long as (A) the Company is not in default under the terms of any of the Transaction Documents after receipt of notice from the Holder of the same (subject to any cure periods), and (B) subject to and in accordance with the terms herein and in the Purchase Agreement.

2. Miscellaneous. The provisions of the Debenture, as modified herein, shall remain in full force and effect in accordance with its terms. The parties do not in any way waive each party’s respective obligations to comply with any of the provisions, covenants and terms of the Debenture (as modified hereby), the Purchase Agreement, and the other agreements referred to in the Debenture and the Purchase Agreement. To the extent of any conflict between the Debenture and/or the Purchase Agreement, and this Modification, the terms of this Modification shall control. The Company hereby confirms that the Registration Statement (File No. 333-219385) is effective and current and available for use and sale by the Holder with respect to all of the Holder’s Registerable Securities as defined in the Registration Rights Agreement between the parties. The Company agrees that it shall immediately notify Holder in the event the Registration Statement is not current and available for use. In the event that the Registration Statement is not current and available for use by Holder for any 30 consecutive day period at any time between the date hereof and July 31, 2018, and the Registerable Securities are not otherwise freely tradable by Holder, then the Company shall pay the Holder in cash on or before July 31, 2018, an amount equal to 1.5% of the outstanding principal and interest owed to Holder for each day that the Registerable securities are not freely tradable by Holder. The Company shall file a current report on Form 8-K with respect to this Modification within one business day from the date hereof. This Modification shall be governed by the laws of the State of Illinois without regard to the conflict of laws provisions thereof.

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(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have caused this Modification to be duly executed as of day and year first above written.

AZURRX BIOPHARMA, INC.

By:_/s/ Johan M. Spoor________
Name: Johan M. Spoor
Title: Chief Executive Officer

LINCOLN PARK CAPITAL FUND, LLC

BY: LINCOLN PARK CAPITAL, LLC
BY:ROCKLEDGECAPITAL CORPORATION

By:_/s/ Josh Scheinfeld________
Name: Josh Scheinfeld
Title: President